                        TAITRON COMPONENTS INCORPORATED

                         CONVERTIBLE SUBORDINATED NOTE
                              PURCHASE AGREEMENT

    This Convertible Subordinated Note Purchase Agreement (The "Agreement") is made and entered into as of May 18, 1996 by and between Taitron Components
                                --
Incorporated, a California corporation (the "Company", and Tenrich Holdings Ltd.
                                                           ---------------------
(the "Purchaser").

    1.  Authorization and Sale of Convertible Subordinated Notes.
        --------------------------------------------------------

        1.1  Authorization.  The Company has authorized the execution and
             -------------
delivery of 8% Convertible Subordinated Notes (the "Notes"), in the aggregate principal amount of at least U.S. $2,000,000, but not to exceed U.S. $3,000,000, in substantially the form attached hereto as Exhibit A. The Notes are Exhibit A. The Notes are convertible, as therein set forth, into the Company's Class A Common Stock, par value $0.001 per share (the "Common Stock"), at the conversion price and subject to the adjustments set forth in the Notes. The Notes and the Common Stock are referred to herein collectively as the "Securities."

        1.2  Purchase and Sale of the Notes.  On the terms and subject to the
             ------------------------------
conditions of this Agreement, the Company agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Company, a Note or Notes in the principal amount of $3,000,000, for the purchase price of 100% of the principal
                    ----------
amount thereof.

    2.  Closing Delivery.
        ----------------

        2.1  Closing Date.  The closing of the purchase and sale of the Notes
             ------------
hereunder (the "Closing") shall be held at the offices of the Company, 25202 Anza Drive, Santa Clarita, California 91355, at 10:00 a.m. on May 18, 1996 or at
                                                                  --
such other time and place as is agreed to by the parties (the "Closing Date"); provided, however, that if any condition to Closing is not satisfied prior to
- --------  -------
the Closing Date, the Company shall have the right to extend the Closing for a period not to exceed 30 days. At the Closing, the Company will deliver to the Purchaser a Note or Notes substantially in the form of Exhibit A in the principal amount set forth in Section 1.2 above, which Note(s) shall be registered in the Purchaser's name, against payment of the purchase price therefor in immediately available U.S. Dollar funds by bank cashiers check payable to the order of the Company or by wire transfer to the account of the Company.

    3.  Representations and Warranties of the Company.  The Company represents
        ---------------------------------------------
and warrants to the Purchaser that:

        3.1  Organization, Standing and Corporate Power.  The Company is a
             ------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of California, with all requisite power and authority to own, lease and operate its properties and carry on its business as presently conducted.
The Company has the corporate power and authority to enter into, execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof.

        3.2  Authorization, etc.  This Agreement and the Notes have been duly
             ------------------
authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon their execution and delivery the Notes will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

        3.3  Form 10-KSB, Form 10-QSB, Proxy Statement and Annual Report.  You
             -----------------------------------------------------------
have heretofore been furnished with a copy of the Company's Form 10-KSB for the fiscal year ended December 31, 1995, the Company's Form 10-QSB for the quarter ended March 31, 1996, the Company's Proxy Statement for the Annual Meeting of the Shareholders held on May 10, 1996 and the Company's 1995 Annual Report (the "SEC Documents") which generally set forth information with respect to Company and its business. Additional copies of such documents are attached hereto as Exhibit B.

    4.  Representations and Warranties of the Purchaser.  The Purchaser
        -----------------------------------------------
represents and warrants to the Company that:

        4.1  Authorization.  Assuming due execution and delivery by the Company,
             -------------
this Agreement constitutes the legal, valid, binding and enforceable obligation of the Purchaser, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

        4.2  Investment.  The Purchaser has been advised that the Securities
             ----------
have not been registered under the Securities Act of 1933, as amended (the "Act"), in reliance on Regulation S under the Act, and in connection therewith, the Purchaser understands that the

Company is relying in part on the representations and warranties set forth in this Section 4.2;

               4.2.1 the Purchaser is not a citizen, national or resident of the United States of America or its territories or possessions;

               4.2.2 the Purchaser is, and will be at the time of the Closing, located outside the United States, the purchase of the Notes and the performance of the Purchaser's obligations hereunder and under any related agreements are legally permitted by all laws and regulations to which the Purchaser is subject, and all consents, approvals or authorizations of, and all designations, declarations or filings with, any governmental authority or agency required in the jurisdiction in which the Purchaser is located in connection with the valid execution and delivery of this Agreement and the performance of the Purchaser's obligations hereunder have been obtained by the Purchaser and will be effective on the Closing Date;

               4.2.3 the Purchaser is acquiring the Notes for the Purchaser's own account and not with a view to, or for sale in connection with, any distribution thereof;

               4.2.4 the Purchaser is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the Act, is an experienced and sophisticated investor, is able to fend for itself in the transactions contemplated by this Agreement, and has such knowledge and experience in financial and business matters that it is capable of evaluating the risks and merits of acquiring the Notes. The Purchaser has had, during the course of this transaction and prior to its purchase of the Notes, the opportunity to ask questions of, and receive answers from, the Company, concerning the Company, its business and the terms and conditions of this Agreement. The Purchaser represents and warrants that the nature and amount of the Notes it is purchasing are consistent with its investment objectives, abilities and resources and that it has the ability to bear the economic risk associated with its investment in the Notes;

               4.2.5 the Purchaser recognizes that the Company has no obligation to register the Securities or to comply with any exemption from such registration except as set forth in this Agreement; and

               4.2.6 the Purchaser recognizes that no public market now exists for the Notes and that a public market may never exist for the Notes.

          4.3  Lock-up Agreements.  The Purchaser has been advised that the
               ------------------
lock-up agreements entered into by each of the Company's directors, officers and certain shareholders in connection with the Company's initial public offering of its Common Stock expire on May 19, 1996.

     5.   Transfer of Securities.  None of the Securities shall be transferable
          ----------------------
except upon the conditions specified in this Section 5, which conditions are intended to insure compliance with the provisions of Regulation S of the Act in respect to the transfer of such Securities.

          5.1  Legend.  Each certificate or other document evidencing any of the
               ------
Securities shall be endorsed with a legend substantially in the following form:

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF
1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD ONLY PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE OF THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE ACT. THESE SECURITIES MAY NOT BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

          5.2  Restricted Period.  During the 40 day period immediately
               -----------------
following the Closing Date, the Purchaser will not offer or sell any Securities to a "U.S. Person" or for the account of a "U.S. Person" (as that term is defined by Rule 902 of Regulation S).

          5.3  Removal of Legend.  If in the reasonable opinion of counsel for
               -----------------
the Company, or the opinion of counsel for the Purchaser, which opinion is reasonably satisfactory to counsel for the Company, all future dispositions of the Securities by the Purchaser or any contemplated transferee would be exempt from the registration and prospectus delivery requirements of the Act and the qualification requirements of applicable state securities laws, then the legend set forth in Section 5.1 above may be removed from the certificates representing such Securities.

     6.   Registration Rights.
          -------------------

          6.1  Definitions.  As used in this Section 6, the following terms
               -----------
shall have the following meanings:

               6.1.1  The terms "Register," "Registered" and "Registration"
                                 --------    ----------       ------------
refer to a registration effected by preparing and filing a registration statement in compliance with the Act (the "Registration Statement"), and the
                                           ----------------------
declaration or ordering by the

Securities and Exchange Commission (the "Commission") of the effectiveness of
                                         ----------
of such Registration Statement.

                  6.1.2    "Registrable Securities" shall mean (a) all shares of
                            ----------------------
Common Stock not previously sold to the public that are issued or issuable upon conversion of the Notes and (b) any shares of Common Stock issued as a dividend or other distribution with respect to, or in exchange or in replacement or, the shares specified in clause (a) above.

                  6.1.3   "Registration Expenses" shall mean all expenses
                           ---------------------
incurred by the Company in complying with this Section 6, including, without limitation, all federal and state registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration.

          6.2     Demand Registration on Form S-3.  In the event that the
                  -------------------------------
Company receives from the Purchaser a written request that the Company effect a Registration on Form S-3 (or any successor form to Form S-3 regardless of its designation) at a time when the Company is eligible to Register securities on Form S-3 for an offering of Registrable Securities, the Company will as soon as practicable use its best efforts to effect Registration of the Registrable Securities specified in such request. The Company shall have the right to delay, for a period not exceeding 180 days from the notice given pursuant to this Section 6.2, the filing of a Registration Statement pursuant to this
Section 6.2 if in the good faith judgement of the Board of Directors of the Company such filing would, if not so delayed, materially and adversely affect a then proposed or pending financial project, acquisition, merger or corporate reorganization or otherwise be detrimental to the Company or its shareholders. With respect to a Demand Registration under this Section 6.2, the Company may, within 30 days of its receipt of written request therefor, give written notice to the Purchaser that it intends to Register its securities under the Act, and such Registration will thereafter be deemed a Company-initiated Registration and not a Demand Registration under this Section 6.2 and will be governed by the provisions of Section 6.3 of this Agreement. Any Registration Statement filed pursuant to the request of the Purchaser under this Section 6.2 may, subject to the provisions hereof, include other securities of the Company which are held by persons who, by virtue of agreements with the Company, are entitled to include their securities in such Registration. The Company shall be obligated pursuant to this Section 6.2 to file only one Registration which becomes effective, whether or not the Registration Statement at the time it becomes effective covers all or a portion of the Registerable Securities. The Purchaser shall not be deemed to have effected a Demand Registration pursuant to this Section 6.2 unless and until the Registration Statement is declared effective. The Company shall not be obligated to Register the Registerable Securities pursuant to this Section 6.2, if, in the reasonable opinion of counsel to the Company, such Registerable Securities would be freely tradeable without need of such Registration.

           6.3    Piggyback Registration.  If the Company shall propose to
                  ----------------------
Register any shares of Common Stock (other than on Form S-8 or Form S-4 or any successor form thereto), the Company shall give the Purchaser written notice of such proposed Registration at least 20 days prior to the filing of such Registration Statement. Upon written request received by the Company from the Purchaser within 10 days after the giving of such written notice by the Company, the Company shall include or cause to be included in any such Registration Statement all or such portion of the Registerable Securities as the Purchaser may request; provided, however, that the Company may at any time withdraw or
             --------  -------
cease proceeding with any such Registration with no liability to the Purchaser; and provided further, that in connection with any Registration involving an
    -------- -------
underwriting, the managing underwriter may (if in its reasonable opinion marketing factors so require) limit the number of shares (including the Registration Securities) included in such offering (other than shares being sold by the Company). In the event of any such limitation, the total number of Registerable Securities to be offered for the account of the Purchaser and of all other shares requested to be included therein by other shareholders who have been granted Registration rights by the Company shall be reduced pro rata in proportion to the respective number of shares requested to be included therein by each participant to the extent necessary to reduce the total number of shares proposed to be Registered to the number of shares recommended by the managing underwriter.

          6.4     Registration Procedures.  The Company will: (a) use its best
                  -----------------------
efforts to keep any Registration effective for a period of 90 days or until the purchaser has completed the distribution described in the Registration Statement relating thereto, whichever first occurs; and (b) furnish such number of prospectuses (including preliminary prospectuses) and other documents as the Purchaser from time to time may reasonably request.

          6.5     Conversion of Notes.  The Registration Rights set forth in
                  -------------------
this Section 6 are conditioned upon the conversion of the Notes into the Common Stock with respect to which Registration is sought prior to the later of (a) the effective date of the Registration Statement and (b) two days prior to the closing date, if any, of the offering made by the Registration Statement.

          6.6  Expense of Registration.  All Registration Expenses incurred in
               -----------------------
connection with any registration, qualification or compliance pursuant to
Section 6.2 or 6.3 shall be borne by the Company.

          6.7  Information Furnished by the Purchaser.  It shall be a condition
               --------------------------------------
precedent to the Company's obligations under this Section 6 that the Purchaser furnish to the Company such information regarding the Purchaser and the proposed distribution as the Company may reasonable request.

          6.8  Indemnification.
               ---------------

               6.8.1  Indemnification by Purchaser.  To the extent permitted by
                      ----------------------------
law, the Purchaser will indemnify the Company, each of its directors and officers, each underwriter, if any, and each person who controls the Company or such underwriter within the meaning of the Act (each such party referred to as an "indemnified party"), against all claims, losses, damages and liabilities (or actions in respect thereof) to the extent such claims, losses, damages and liabilities arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Purchaser will reimburse such indemnified parties for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by the Purchaser and stated to be for use in connection with the offering of securities of the Company; provided, however, that the
                                                --------  -------
obligations of the Purchaser hereunder shall be limited to an amount equal to the proceeds received by the Purchaser from such Registration.

               6.8.2  Indemnification by the Company.  To the extent permitted
                      ------------------------------
by law, the Company will indemnify the Purchaser and each underwriter, if any, and each person who controls any underwriter (all such parties referred to collectively as "indemnified parties"), against all claims, losses, damages and liabilities (or actions in respect thereof) to the extent such claims, losses, damages or liabilities arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular or other document or any omission (or alleged omission) to state therein a material fact required to be stated
therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Act applicable to the Company and relating to any action or inaction required of the Company in connection with any such Registration, qualification or compliance, and the Company will reimburse such indemnified parties for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the
                                                   --------  -------
Company shall not be liable to the Purchaser or any underwriter or controlling person in the event any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or omission made in such registration statement, preliminary prospectus, summary prospectus, prospectus or amendment or supplement thereto, or any other document, in reliance upon and in conformity with written information furnished to the Company by the Purchaser or any such underwriter or controlling person, specifically for use therein.

          6.8.3   Indemnification Procedure.  If any action is brought against
                  -------------------------
an indemnified party in respect of which indemnity may be sought hereunder against an indemnifying party, such indemnified party shall promptly notify the indemnifying party in writing of the institution of such action and the indemnifying party shall assume the defense of the action, including the employment of counsel satisfactory to the indemnified party and payment as incurred of all fees and expenses related thereto. The indemnified party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (a) the employment of such counsel and the payment of fees and expenses thereof shall have been authorized in writing by the indemnifying party in connection with the defense of the action or (b) the indemnifying party shall have failed promptly after notice by such indemnified party to assume the defense of such action or proceeding and to employ counsel satisfactory to the indemnified party in any such action or proceeding or (c) the named parties to any such action or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be legal defenses available to such indemnified party which are different from or additional to those available to the indemnifying party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action), it being understood, however, that the indemnifying party shall not, in connection with any one such action or proceeding or separate but substantially similar or related action or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such indemnified party. Anything in this paragraph to the contrary notwithstanding, the indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent. The indemnity agreements contained in this Section 6.8 shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party, and shall survive any termination of this Agreement.

                6.8.4   Contribution.   If the indemnification provided for
                        -------------
above in this Section 6.8 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or ommission or alleged omission to state a material fact, has been made by, or relates to information supplied by, the indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.8.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. If the full amount of the contribution specified in this Section
6.8.4 is not permitted by law, then such indemnified party shall be entitled to contribution from the indemnifying party to the full extent permitted by law. No party found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any party who was not found guilty of such fraudulent misrepresentation.

                6.9  Transfer and Termination of Registration Rights.  The
                     -----------------------------------------------
Registration Rights set forth in this Section 6 may not be transferred by the Purchaser and such Registration Rights shall terminate at such time as the Purchaser is no longer the owner of at least 50% of the total number of Registrable Securities into which the Notes could have been originally converted (with appropriate adjustments for any stock splits or dividends).

        7.      Conditions to Obligations of Purchasers. The obligation of the
                ---------------------------------------
Purchaser to purchase Notes at the Closing is subject to each of the following conditions having been fulfilled on or prior to the Closing Date:

                7.1  Representations and Warranties Correct; Performance of
                     ------------------------------------------------------
Obligations.  The representations and warranties made by the Company in Section
- -----------
3 hereof shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of said date and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing Date.

                7.2  Consents and Waivers.  The Company shall have obtained any
                     --------------------
and all consents, permits and waivers and made all filings necessary for consummation of the transactions contemplated by this Agreement.

                7.3  Legal Investment.  At the time of the Closing, the purchase
                     ----------------
of the Notes by the Purchaser hereunder shall be legally permitted by all laws and regulations to which the Purchaser and the Company are subject.

        8.      Condition to Obligations of the Company.  The Company's
                ---------------------------------------
obligation to issue, sell and deliver the Notes to the Purchaser at the Closing is subject to the following conditions having been fulfilled on or prior to the Closing Date:

                8.1  Representations and Warranties Correct; Performance of
                     ------------------------------------------------------
Obligations.  The representations and warranties made by the Purchaser in
- -----------
Section 4 hereof shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of said date and the Purchaser shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing Date.

                8.2  Consents and Waivers.  The Company shall have obtained any
                     --------------------
and all consents, permits and waivers and made all filings necessary for consummation of the transactions contemplated by this Agreement.

                8.3  Legal Investment.  At the time of the Closing, the purchase
                     ----------------
of the Notes by the Purchaser hereunder shall be legally permitted by all laws and regulations to which the Purchaser and the Company are subject.

                8.4  U.S. $2,000,000 in Notes Sold.  The Company shall have sold
                     -----------------------------
Notes with a principal amount of at least U.S. $2,000,000.

        9.      Financial Information.  The Company will furnish the following
                ---------------------
reports to the Purchaser for so long as the Purchaser owns any of the Notes:

                9.1  Annual Reports on 10-K.  As soon as practicable after the
                     ----------------------
end of each fiscal year, the Company's Annual Report on Form 10-KSB or Form 10-K, as applicable, and

                9.2  Quarterly Reports on 10-Q.  As soon as practicable after
                     -------------------------
the end of the first, second and third quarterly accounting period in each fiscal year, the Company's Quarterly Report on Form 10-QSB or 10-Q, as applicable.

        10.     Miscellaneous.
                -------------

                10.1 Successors and Assigns.  Subject to the foregoing terms and
                     ----------------------
conditions, and to the restrictions on transfer described in the Note, the rights and obligations of the Company and the Purchaser shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, transferees, successors and assigns of the Company and the Purchaser.

                10.2 Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND
                     -------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO AGREEMENTS BETWEEN CALIFORNIA RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN CALIFORNIA.

                10.3 Survival.  The representations, warranties, covenants and
                     --------
agreements made herein shall survive the execution of this Agreement and the Closing of the transactions contemplated hereby, notwithstanding any investigation made by the Purchaser. All statements as to factual matters contained in any certificate, exhibit or other instrument delivered by or on behalf of the Company pursuant hereto shall be deemed to be the representations and warranties of the Company hereunder as of the date of such certificate or instrument.

                10.4 Entire Agreement.  This Agreement, the Note and the other
                     ----------------
documents delivered pursuant hereto and thereto, constitute the full and entire understanding and agreement between the parties with respect to the subjects hereto and thereof.

                10.5 Notices.  Except as otherwise provide herein, all
                     -------
communications hereunder shall be in writing or by either telecopier or telegraph and, if to the company, shall be mailed, telecopied or telegraphed or delivered to Taitron Components Incorporated, 25202 Anza Drive, Santa Clarita, CA 91355 (telecopier: (805) 257-6415) Attention: Stewart Wang, President; and if to the Purchaser, shall be mailed, telecopied, telegraphed or delivered to Room 204, Oriental Centre, 67-71 Chatham Road, Tsimshatsui, Kowloon, HK.
- -----------------------------------------------------------------------
(telecopier: (852) 2367 6006) Attention: ___________________________________.
             ---------------
All notices given by telecopy or telegraph shall be promptly confirmed by letter. Any party hereto may by notice so given change its address for future notice hereunder.

                10.6 Severability.  In case any provision of this Agreement
                     ------------
shall be invalid, illegal or unenforceable, it shall, to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable, the intent of the parties, and the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

                10.7 Titles and Headings.  The titles and headings contained
                     -------------------
in this Agreement are intended for reference and shall not by themselves determine the construction or interpretation of this Agreement.

                10.8 Counterparts.  This Agreement may be executed in any
                     ------------
number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                10.9 Withholding.  The Company may withhold taxes from any
                     -----------
interest payment or payments made under the Notes to the extent necessary to satisfy the Company's obligation to withhold taxes under the laws of the United States, of any State thereof, or any political subdivision thereunder, whether the Company is required to withhold to enable it to claim an income tax deduction for interest paid, or otherwise.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed themselves or by their respective representatives thereunto duly authorized as of the day and year first above written.

                                        TAITRON COMPONENTS INCORPORATED

                                        By: [Signature Appears Here]
                                            ---------------------------

                                        PURCHASER
                                        Tenrich Holdings Limited

                                        [Signature Appears Here]
                                        -------------------------------

                                   EXHIBIT A

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD ONLY PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE OF THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE ACT. THESE SECURITIES MAY NOT BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.


                        TAITRON COMPONENTS INCORPORATED
                       8% SUBORDINATED CONVERTIBLE NOTE
                       --------------------------------

U.S. $3,000,000                                                 May 18, 1996
     ----------                                                 ------------


        Subject to the terms and conditions of this 8% Subordinated Convertible Note (the "Note"), TAITRON COMPONENTS INCORPORATED, a California corporation (the "Company"), for value received, promises to pay to the order of Tenrich
                                                                     -------
Holdings Ltd. or its registered assigns (the "Noteholder"), whose address is set
- -------------
forth in Section 9.3 below, the principal amount of (U.S. $3,000,000), plus
                                                          ----------
simple interest on the unpaid principal balance from the date hereof at the rate of eight percent (8%) per annum. Such principal amount plus all accrued but previously unpaid interest will be due and payable on the fifth anniversary of the Note Date. Interest payments shall be made annually on each anniversary of the Note Date.

        Principal and interest payable hereunder shall be paid to the Noteholder in lawful money of the United States of America by wire transfer to such bank account or at such other address or location as shall be specified by the Noteholder. Overdue interest shall bear interest at the rate of eight percent (8%) per annum from the date on which it is due until paid.

        This Note is issued pursuant to that certain Convertible Subordinated Note Purchase Agreement dated of even date herewith between the Company and the Noteholder (the "Agreement").

        The following is a statement of the rights of the Noteholder and the terms and conditions to which this Note is subject, and to which the Company and the Noteholder, by the acceptance of this Note, agree.

    1.  Definitions.  As used in this Note, the following terms, unless the
        -----------
context otherwise requires, shall have the following meanings:

        1.1  "Company" shall mean the Company and shall include any corporation
              -------
that shall succeed to or assume the obligations of the Company under this Note.

        1.2  "Common Stock" shall mean the Class A Common Stock, par value
              ------------
$0.001 per share, of the Company.

        1.3  "Conversion Price" shall mean the price, determined pursuant to the
              ----------------
provisions of Section 2 of this Note, at which shares of Common Stock shall be deliverable upon conversion of this Note.

        1.4  "Note Date" shall mean the date on which this Note was originally
              ---------
issued, which is set forth on the first page of this Note in the heading.

        1.5  "Merger" shall mean any consolidation of the Company with, or
              ------
merger of the Company with or into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification of, or change in, the outstanding shares of Common Stock), or any proposed sale or transfer to another corporation of all or substantially all of the assets of the Company. The Company shall be the "surviving corporation" in any Merger if the Company, or its shareholders
     ---------------------
immediately before the transaction, shall own (immediately after the transaction) equity securities, other than warrants, options or similar rights to subscribe to or purchase equity securities, of the surviving or acquiring corporation, or its parent corporation, possessing more than 50% of the voting power of the surviving or acquiring corporation or its parent corporation; and in making the determination of ownership by the shareholders of a corporation, immediately after the transaction, of equity securities pursuant to the preceding clause, equity securities which they owned immediately before the transaction as shareholders of another party to the transaction shall be disregarded. For the purposes of this Section 1.5, voting power of a corporation shall be calculated by assuming the conversion of all then outstanding convertible equity securities (including those convertible at some future date) but not assuming the exercise of any warrants, options or other rights to subscribe to or purchase voting shares.

    2.  Conversion.
        ----------

        2.1  Noteholder Conversion; Conversion Price.  On the terms and subject
             ---------------------------------------
to the conditions set forth in this Note,

Noteholder may, at any time prior to payment in full of the principal amount of this Note, convert all or any part then convertible of the then unpaid principal amount of this Note, in increments of at least U.S. $100,000 (unless the unpaid principal is less than U.S. $100,000 in which case the debenture must be converted in full), into that number of shares of Common Stock that results from dividing the Conversion Price in effect at the time of conversion into the principal amount of this Note or a specified portion thereof to be converted. The Conversion Price initially shall be U.S. $_____ (the average closing sales price for the Common Stock (or the closing bid, if no sales were reported) as quoted on the Nasdaq National Market on the last three market trading days prior to the Closing Date). All calculations under this Section 2 shall be made to the nearest cent.

                2.2  Notice by Noteholder.  Before the Noteholder shall be
                     --------------------
entitled to convert this Note pursuant to Section 2.1 above, the Noteholder shall surrender this Note, duly endorsed, to the office of the Company or any transfer agent for such Note and shall give written notice (the "Noteholder Conversion Notice") to the Company at such office that the Noteholder elects to convert the same. The Noteholder Conversion Notice shall indicate the amount of unpaid principal of this Note that the Noteholder has elected to convert and shall state the name and names in which the certificate or certificates for the shares of Common Stock are to be issued.

                2.3  Conversion Date.  Conversion of all or part of this Note
                     ---------------
pursuant to this Section 2 shall be deemed effective upon the date of surrender and delivery of both this Note and the corresponding Noteholder Conversion Notice.

                2.4  Mechanics and Effect of Conversion.
                     ----------------------------------

                     2.4.1  No Fractional Shares:  New Notes.  No fractional
                            --------------------------------
shares of Common Stock shall be issued upon conversion of this Note. In lieu of any fractional shares to which the Noteholder would otherwise be entitled, the Company shall pay the fair market value of that fractional share (as determined by reference to the average closing sales price for the Common Stock (or the closing bid, if no sales were reported) as quoted on the Nasdaq National Market on the last market trading prior to the Conversion Date) in cash. At its expense, the Company shall, as soon as practicable after the conversion of this Note, issue and deliver to the Noteholder a certificate or certificates for the number of shares of Common Stock to which the Noteholder shall be entitled upon such conversion (or other securities or cash as the case may be), together with a check payable to the Noteholder for any cash amounts payable as described above in lieu of fractional shares. In the case of conversion by the Noteholder, if less than the entire unpaid principal amount of this Note is being converted, a new Note, of like tenor and date, shall be issued by the Company and executed by the Noteholder representing the unpaid principal amount of this Note after such conversion and carrying the same rights to interest (unpaid and to accrue) carried by the non-converted portion of this Note before conversion so that there will not be any loss or gain of interest thereon. Upon conversion of this Note (whether partially or in full), the Company shall be forever released from its obligation to pay the principal amount so converted, and from its obligation to pay all accrued but previously unpaid interest on such principal amount.

          2.4.2  No Payment of Interest Upon Conversion.  No payment shall be
                 --------------------------------------
made with respect to accrued but previously unpaid interest on the converted principal amount.

          2.4.3  Regulatory Compliance.  If any shares of Common Stock to be
                 ---------------------
reserved for the purpose of conversion of this Note require registration or listing with, or approval of, any governmental authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise, before such shares may be validly issued or delivered to the registered holder thereof upon conversion, the Company will, as expeditiously as possible and at its expense, endeavor to secure such registration, listing or approval.

          2.4.4  Notice of Distribution.  If the Company makes a record of the
                 ----------------------
holders of Common Stock for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, the Company shall mail to the Noteholder, at least 10 days prior to the record date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

          2.4.5  Charges, Taxes and Expenses.  Issuance of a certificate for
                 ---------------------------
shares of Common Stock upon the conversion of this Note shall be made without charge to the Noteholder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificate shall be issued in the name of the Noteholder or, subject to satisfaction of the provisions of
Section 5 of the Agreement, in such name or names as may be directed by the Noteholder; provided, however, that upon any transfer involved in the issuance
             --------  -------
or delivery of any certificate for shares of Common Stock or replacement Notes in a name other than that in which the Note to which such issuance relates was registered, the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

          2.5  Adjustment to Conversion Price.  If the Company should at any
               ------------------------------
time or from time to time after the Note Date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock, then, following such record date (or the date of such dividend, distribution, split or subdivision if no record date is fixed), and provided that such stock split, dividend or other distribution is actually effected, the Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of this Note shall be increased in proportion to such increase in the number of outstanding shares of Common Stock. If the number of shares of Common Stock outstanding at any time after the Note Date is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of this Note shall be decreased in proportion to such decrease in the number of outstanding shares of Common Stock. For purposes of this Section 2.5, the number of shares of Common Stock outstanding at any date shall include only the shares of Common Stock then actually issued and outstanding.

          2.6  Recapitalizations.  If at any time or from time to time there
               -----------------
shall be a recapitalization of the Common Stock (other than a subdivision, combination or Merger transaction provided for elsewhere in this Section 2), provision shall be make so that the Noteholder shall thereafter be entitled to receive upon conversion of this Note the number of shares of stock or other securities or property of the Company or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled upon such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 2 with respect to the rights of the Noteholder after the recapitalization to the end that the provisions of this
Section 2, including adjustment of the Conversion Price and the number of shares issuable upon conversion of this Note, shall be applicable after that event as nearly equivalent as may be practicable.

          2.7  Mergers.  In the event of a proposed Merger, the Company shall
               -------
deliver to the Noteholder a notice setting forth the principal terms of such Merger no later than 20 days before the effective date of such Merger. The terms of the Merger shall provide that after the consummation of the Merger, the Noteholder may convert this Note into the number of shares of stock or other securities or property which a holder of the number of shares of

Common Stock of the Company deliverable upon conversion of this Note would have been entitled upon such Merger, and the surviving corporation shall be bound by the terms of this Note. Appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the Noteholder, to the end that the provisions set forth herein (including all provisions with respect to changes in and other adjustments to the Conversion Price provided in Sections
2.5 and 2.6 of this Note) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of this Note.

          2.8     Certificate as to Adjustments.  Upon the occurrence of each
                  -----------------------------
adjustment or readjustment of the Conversion Price or price provided in Sections 2.5, 2.6 and 2.7 of this Note, upon request by the Noteholder, the Company at its expense shall compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to the Noteholder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon written request at any time of the Noteholder, furnish or cause to be furnished to the Noteholder a like certificate setting forth (a) such adjustment and readjustment, (b) the Conversion Price in effect at the time, and
(c) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon the conversion of this Note.

          2.9     No Impairment.  The Company will not, by amendment of its
                  -------------
Articles of Incorporation or through any reorganization, recapitalization, transfer or assets, consolidation, merger dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 2 in order to protect the conversion rights of the Noteholder from impairment.

          2.10    Miscellaneous Conversion Price Matters.  The Company shall at
                  --------------------------------------
all times reserve and keep available out of its authorized but unissued Common Stock the full number of shares of Common Stock deliverable upon conversion of all of the principal amount of this Note and shall, at its own expense, take all such actions and obtain all such permits and orders as may be necessary to enable the Company lawfully to issue such Common Stock to the registered Noteholder(s) upon the conversion of this Note. The Company also hereby covenants that its issuance of this Note shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of the Common Stock upon conversion of this Note.

      3.  Treatment of Note.  To the extent permitted by generally accepted
          -----------------
accounting principles consistently applied, the Company shall treat, account and report this Note as debt and not equity for accounting purposes and with respect to any returns filed with federal, state or local tax authorities.

      4.  Subordination.  The Company, for itself and its successors and
          -------------
assigns, covenants and agrees, and the Noteholder and each successive holder of this Note, by the acceptance of this Note, likewise covenants and agrees, that the payment of the principal of and interest and premium, if any, on this Note is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all the Company's "Senior Indebtedness," and that these subordination provisions are for the benefit of the holders of Senior Indebtedness.

      This Section 4 shall constitute a continuing Offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are made obligees hereunder and they or each of them may enforce such provisions. Without limiting the generality of the foregoing, it is acknowledged and agreed that Union Bank, a Division of Union Bank of California, N.A., is a holder of Senior Indebtedness, that such provisions are made for its benefit, and that it may enforce such provisions.

          4.1  Definitions.  As used in this Section 4, and also in Section 5:
               -----------

               4.1.1  "Indebtedness" of any corporation shall mean the principal
                       ------------
of (and premium, if any) and unpaid interest, fees and other payments due in connection with (a) indebtedness which is for money borrowed from others;
(b) indebtedness of any other person for money borrowed guaranteed, directly or indirectly, in any manner by such corporation, or in effect guaranteed, directly or indirectly, by such corporation through an agreement, contingent or otherwise; (c) all indebtedness secured by any mortgage, lien, pledge, charge or other encumbrance upon property owned by such corporation, even though such corporation has not in any manner become liable for the payment of such indebtedness; (d) all indebtedness of such corporation created or arising under any conditional sale, lease (intended primarily as a financing device), or other title retention agreement with respect to property acquired by such corporation wherein the rights and remedies of the seller, lessor or lender under such agreement or lease in the event of a default are limited to repossession or sale of such properties; (e) any other obligation whether outstanding on the Note Date or thereafter created or assumed with respect to which the Company shall be or become liable which the Company shall designate as "Indebtedness"; and (f) deferrals, amendments, refinancing, renewals, extensions and refundings of any such indebtedness.

               4.1.2  "Senior Indebtedness" shall mean Indebtedness incurred or
                       -------------------
assumed by the Company, either before or after the date of this Agreement, which is for money borrowed or evidenced by bonds, notes, reimbursement agreements in respect of letters of credit, debentures or similar instruments (a) pursuant to a short-term instrument which constitutes commercial paper, or (b) the holder or holders of which are banks, savings institutions, trust companies, insurance companies, investment trusts, pension funds, pension trusts, employees' profit-sharing trusts, financial institutions or corporations engaged as the substantial part of their business or operations in investing funds in securities, or any other person lending the Company amounts in excess of U.S. $100,000 or any of them, or (c) obligations which otherwise would have been considered Senior Indebtedness except that they were created or arose under a conditional sale, lease (intended primarily as a financing device) or other similar title retention agreement with respect to the property of the Company or its Subsidiaries wherein the rights and remedies of the seller, lessor or lender under such agreement or lease are limited, in the event of default, to repossession or sale of such properties; provided, however, that there shall be
                                         --------  -------
excluded from the definition of Senior Indebtedness any borrowing which by its terms ranks on a parity with or is subordinate to the Notes.

          4.2  Payment in Event of Bankruptcy or Similar Event.  Upon any
               -----------------------------------------------
receivership, insolvency, assignment for the benefit of creditors, bankruptcy, reorganization or arrangements with creditors (whether or not pursuant to bankruptcy or other insolvency laws), sale of all or substantially all of the assets, dissolution, liquidation or any other marshalling of the assets and liabilities, of the Company, or otherwise (a) no amount shall be paid by the Company in respect of the principal of or interest or premium, if any, on this Note at the time outstanding, unless and until the principal, premium, if any, and interest upon all Senior Indebtedness shall first be paid in full, in cash,
(b) no claim or proof of claim shall be filed with the company by or on behalf of the Noteholder which shall assert any right to receive any payments in respect of the principal of and interest or premium, if any, on this Note, except subject to the payment in full of the principal of, premium, if any, and interest on all of the Senior Indebtedness then outstanding, in cash, (c) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities to which the holders of the Notes would be entitled except for the provisions of this Section 4, shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or otherwise, directly to the holders of Senior Indebtedness (pro rata to each holder on the basis of the respective amounts of Senior Indebtedness owed to such holder), to the extent necessary to pay in full, in cash, all Senior Indebtedness remaining unpaid after giving effect to any prior or concurrent payment or distribution to the holders of the Senior Indebtedness on the Senior Indebtedness, and (d) in the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than payments described in the provisos below) shall be received by the holder of any Note before all Senior Indebtedness is paid in full, in cash, such payment or distribution shall be received and held in trust for and shall be paid over to holders of Senior Indebtedness (pro rata to each such holder on the basis of the respective amounts of Senior Indebtedness owed to such holder), for application to the payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full, in cash, after giving effect to any prior or concurrent payment or distribution to the holders of the Senior Indebtedness on the Senior indebtedness; provided, however, that this
                                                --------  -------
subparagraph (d) shall apply only to payments or distributions received by the holder of any Note after the commencement by the Company of proceedings relating to its winding up dissolution, liquidation or reorganization as described in this Section; provided, however, that:
              --------  -------

                    (1) in the event that a court of competent jurisdiction in a reorganization proceeding under any applicable bankruptcy or reorganization law authorizes payment or delivery of any cash, property, stock or obligation to the Noteholder and such court takes into account the subordination of this Note to Senior Indebtedness, the holder of Senior Indebtedness shall not be paid or delivered any such cash, property, stock or obligations; and

                    (2) if the Noteholder, pursuant to a reorganization, dissolution or liquidation proceeding, receives any stock or obligations of the Company as reorganized, or by a corporation that has succeeded to the Company or acquired the Company's property and assets, such stock or obligations shall not be delivered to the holders of Senior Indebtedness, if such stock or obligations are subordinate and junior at least to the full extent provided in this Section 4 to the payment of all Senior Indebtedness then outstanding.

          4.3  Subordination When Senior Indebtedness Due, etc.  In the event of
               -----------------------------------------------
and during the continuance of any default by the

Company with respect to the payment of any Senior Indebtedness when due (whether at a stated maturity date, upon acceleration or otherwise) and if any holder or holders of any such Senior Indebtedness shall require, no payment of principal, premium or interest on the Note shall be made by the Company until payment of the full amount of such Senior Indebtedness then due has been made in cash; provided, however, that the Noteholder shall, nevertheless, be entitled to
- --------  -------
receive such payment of the Note after the expiration of 180 days after the occurrence of such default (a) if Noteholder shall have not received a certificate from any holder or holders of such Senior Indebtedness, within 15 days after delivery to them of a request by the Noteholder at any time after such 180th day, to the effect that such holders of Senior Indebtedness have taken and are taking all such commercially reasonable actions as are necessary or appropriate to enforce their rights to prompt payment of such Senior Indebtedness, and (b) thereafter, if the Noteholder shall have not received such a certificate within 15 days after delivery by it of a request therefor made from time to time to such holder or holders of Senior Indebtedness, provided that such request may not be made at any time within 60 days of the prior receipt of such a certificate by the Noteholder.

          4.4  Effect of Subordination.  Nothing contained in this Section 4
               -----------------------
shall impair, as between the Company and the Noteholder, the obligation of the Company, which is absolute and unconditional, to pay the Noteholder the principal hereof and interest hereon as and when the same become due and payable, or shall prevent the Noteholder, upon default under this Note, from exercising all rights, power and remedies otherwise provided herein or by applicable law, all subject to the rights, if any, of the holders of Senior Indebtedness under this Section 4.

          4.5  Subrogation.  Subject to the payment in full, in cash, of all
               -----------
Senior Indebtedness and until this Note shall be paid in full, the Noteholder shall be subrogated (equally and ratably with the holders of all Indebtedness of the Company which, by its terms, ranks on a parity with this Note) to all rights of any such holder of Senior Indebtedness to receive payments or distributions of assets of the Company, but only to the extent the Noteholder has made any payment to any holder of Senior Indebtedness pursuant to the subordination
provisions of this Note.   No such payments or distributions applicable to the
Senior Indebtedness shall, as between the Company and its creditors, other than the holders of Senior Indebtedness and the Noteholder, be deemed to be a payment by the Company to or on account of this Note; and for the purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness to which the Noteholder would be entitled except for the provisions of this
Section 4 shall, as between the Company and its creditors, other than the holders of Senior

Indebtedness and the Noteholder, be deemed to be a payment by the Company to or on account of the Senior Indebtedness.

        4.6   Reliance by Note Holders.  Upon any payment or distribution of
              ------------------------
assets of the Company referred to in this Section 4, the holders of the Notes shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending or upon a certificate of the liquidating trustee or agent or other person making any distribution the holders of Notes for the purpose of ascertaining the amount of the Senior Indebtedness, the holders thereof, the amounts paid or distributed thereon and all other facts pertinent thereto or to this Section 4.

        4.7   Rights of Holders of Senior Indebtedness Not to Be Impaired.
              -----------------------------------------------------------
Subject to Section 4.3 hereof, no right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impair by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder or by any noncompliance by the Company with the terms, provisions and covenants of this Note, regardless of any knowledge thereof which any such holder may have or otherwise be charge with.

        4.8   When Distribution Must Be Paid Over. In the event that the Company
              -----------------------------------
shall make any payment to the Noteholder on account of the principal or interest on the Note at the time when such payment is prohibited by Section 4.3, such payment shall be held by the Noteholder, in trust for the benefit of, and shall be forthwith over and delivered to, the holders of Senior Indebtedness (pro rata as to each of such holders on the basis of the amount of Senior Indebtedness held by them) or their representative or the trustee under the indenture or other agreement (if any) pursuant to which Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

        If a distribution is made to the holder of this Note that because of this Section 4.8 should not have been made to it, the holder of this Note who receives the distribution shall hold it in trust for the holders of Senior Indebtedness and pay it over to them as their interests may appear.

        4.9  Notices By Company.  The Company shall promptly notify the Note-
             ------------------
holder of any facts known to the Company that would cause a payment of principal of or interest of this Note to violate this Section 4, but failure to give such notice shall not affect the subordination of this Note to the Senior Indebtedness provided in this Section 4.

     5.   Events of Default.  If any of the following events shall occur and be
          -----------------
continuing (each individually referred to as an "Event of Default"), the Noteholder may declare the entire unpaid principal and accrued interest on this
Note immediately due and payable, without any other presentment, demand, protest or other notice of any kind or character, all of which are hereby expressly waived; provided, however, that with respect to the Events of Default described
        --------  -------
in Sections 5.2 and 5.3 below, the unpaid principal and accrued interest on this Note shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Company:

          5.1     Principal or Interest.  (a)  Any default in the payment of any
                  --------------------
part of the interest of this Note shall occur and such default shall be continuing uncured or unwaived for 30 days after the Noteholder has given the Company written notice thereof or (b) the Company's failure to observe any covenant or other provision contained in this Note or the Agreement and such failure of observation shall be continuing uncured or unwaived for 30 days after the Noteholder has given the Company written notice thereof;

          5.2     Involuntary Bankruptcy.  Within 270 days after the
                  ----------------------
commencement of an action against the Company seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any statute, law or regulation, such action shall not have been dismissed or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or the stay of any such order or proceeding shall thereafter be set aside, or within 270 days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated;

          5.3     Voluntary Bankruptcy.  The Company shall have commenced a
                  --------------------
voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall have consented to the entry of an order for relief in an involuntary case under any such law, or shall have consented to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian or similar official, of the Company or for any substantial part of its property, or shall have made any general assignment for the benefit of creditors, or shall have failed generally to pay its debts as they become due or shall have admitted in writing its inability to pay its debts generally as they become due, or shall have taken any corporate action in furtherance of any of the foregoing; or

     5.4  Cross-Default.  Any declared default of the Company under any Senior
          -------------
Indebtedness of the Company for borrowed money that gives the holder thereof the right to accelerate such Senior Indebtedness, and such Senior Indebtedness is in fact accelerated by such holder, and such acceleration is continuing unrescinded.

     5.5  Remedies.  If any of the foregoing Events of Default shall have
          --------
occurred and be continuing, the Noteholder may proceed to protect and enforce its rights under this Note by an action in law, suit in equity or other appropriate proceeding, whether for specific performance of any agreement contained in this Note or in the Agreement or for an injunction against a violation of any terms of this Note or of the Agreement or in aid of the exercise of any power granted by this Note, the Agreement or by law. In case any action is brought arising from a breach of any provision of this Note, the non-prevailing party shall pay to the prevailing party all of the prevailing party's fees and expenses, including without limitation reasonable attorneys' fees, relating to such action. No course of dealing and no delay on the part of the Noteholder in exercising any right shall operate as a waiver thereof or otherwise prejudice the Noteholder's rights, powers or remedies. No right, power or remedy conferred by this Note or by the Agreement upon the Noteholder shall be exclusive of any right, power or remedy referred to in this Note or the Agreement, or now or hereafter available at law, in equity, by statute or otherwise.

     5.6  Unpaid Interest.  In case any one or more Events of Default shall
          ---------------
occur and be continuing, any due but unpaid interest shall continue to remain due and accrue interest thereon at the rate of eight percent (8%) per annum from the date on which it is due until paid.

  6.  No Shareholder Rights.  This Note shall not entitle the Noteholder to any
      ---------------------
voting rights or other rights as a shareholder of the Company, prior to conversion hereof.

  7.  Redemption.  This Note shall be subject to redemption under the
      ----------
circumstances set forth in this Section 7.

     7.1  Optional Redemption.  The Company, at its option, may redeem in whole
          -------------------
or in part the principal amount of this Note at any time or from time to time on or after the first anniversary of the Note Date. Upon redemption of this Note, the Company also shall pay to the Noteholder the interest relating to such redeemed principal amount which is accrued and unpaid to the date of redemption plus a premium as set forth below in Section 7.2.

           7.2  Premium.  The premium for purposes of this Section 7 shall be
                -------
calculated as follows:

                (a) if redemption of this Note pursuant to this Section 7 occurs on or after the first anniversary of the Note Date but before the second anniversary of the Note Date, the premium shall be an amount equal to fifteen percent (15%) of the principal amount of this Note which is so redeemed;

                (b) if redemption of this Note pursuant to this Section 7 occurs on or after the second anniversary of the Note Date but before the third anniversary of the Note Date, the premium shall be an amount equal to ten percent (10%) of the principal amount of this Note which is so redeemed;

                (c) if redemption of this Note pursuant to this Section 7 occurs on or after the third anniversary of the Note Date but before the fourth anniversary of the Note Date, the premium shall be an amount equal to ten percent (5%) of the principal amount of this Note which is so redeemed; and

                (d) if the redemption of this Note occurs after the fourth anniversary of the Note Date, there shall be no prepayment premium.

           7.3  Notice of Redemption.  At least 30 but not more than 60 days
                --------------------
prior to the date fixed for any redemption (the "Redemption Date"), notice shall be given to the Noteholder of the election of the Company to redeem all or a specified portion of the principal amount of this Note (the "Redemption Notice"). The Redemption Notice shall specify the place at which payment may be obtained and the date on which the Noteholder's Conversion Rights as to the amount to be redeemed shall terminate pursuant to Section 2 and calling upon the Noteholder to surrender this Note to the Company in the manner and at the place designated. On the Redemption Date, the Noteholder shall surrender this Note to the Company in the manner and at the place designated in the Redemption Notice, and thereupon redemption shall be made to the Noteholder and this Note shall be cancelled. In the event that less than all of the principal amount of this Note is redeemed, upon surrender of this Note to the Company, the Company shall execute and deliver to the Noteholder a new Note of Notes of authorized denominations in principal amount equal to the unpaid principal amount of this Note.

           7.4  Cessation of Rights.  From and after the Redemption Date, unless
                -------------------
there has been a default in redemption, all interest on the redeemed principal amount shall cease to accrue and all rights of the Noteholder as a holder of this Note shall cease with respect to the principal amount redeemed and, with respect to such amount, this Note thereafter shall not be deemed to be outstanding for any purpose whatsoever.

          7.5  Undertaking.  By acceptance of this Note, the Noteholder agrees
               -----------
to execute and deliver such documents as may reasonably be requested from time to time by the Company in order to implement the foregoing provisions of this
Section 7.

      8.  Registration, Transfer and Exchange of the Note.  The Company shall
          -----------------------------------------------
keep at its principal office a register in which it will provide for the registration and transfer of this Note, at its own expense (excluding transfer taxes). Transfer of this Note is restricted by, among other things, certain provisions in the Agreement relating to the transfer of securities. Subject to compliance with applicable laws and the restrictions on transfer described in the Agreement, this Note and all rights hereunder are transferable and assignable at the office of the Company, by the Noteholder in person or by the duly authorized representative of the Noteholder, upon surrender of this Note. If this Note is surrendered at said office for registration of transfer or exchange (accompanied in the case of a registration or transfer by a written instrument of transfer in satisfactory to the Company, at its expense, shall deliver in exchange one or more new Notes in denominations as requested by the Noteholder (but in no case less than U.S. $100,000), for the aggregate unpaid principal amount. Any note or notes issued in a transfer or exchange shall carry the same rights to interest (unpaid and to accrue) carried by this Note so transferred or exchanged so that there will not be any loss or gain of interest on the Note surrendered. Prior to due presentation for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner and holder of this Note for the purpose of receiving payment of principal of and interest on this Note and for all other purposes whatsoever.

          Prior to the sale or transfer of any Note, the Noteholder shall surrender said Note to the Company in exchange for a new Note in the principal amount equal to the unpaid balance of principal of the Note surrendered.

      9.  Miscellaneous.
          -------------

          9.1  Successors and Assigns.  Subject to the foregoing terms and
               ----------------------
conditions, and to the restrictions on transfer described in the Agreement, the rights and obligations of the Company and the Noteholder shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, transferees, successors and assigns of the Company and the Noteholder.

          7.3  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND
               -------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO AGREEMENTS BETWEEN CALIFORNIA RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN CALIFORNIA.

          9.3  Notices.  Except as otherwise provided herein, all communications
               -------
hereunder shall be in writing or by either telecopier of telegraph and, if to the Company, shall be mailed, telecopied or telegraphed or delivered to Taitron Components Incorporated, 25202 Anza Drive, Santa Clarita, CA 91355 (telecopier:
(805) 257-6415) Attention: Stewart Wang, President; and if to the Noteholder, shall be mailed, telecopied, telegraphed or delivered to Room 204, Oriental
                                                         ------------------
Centre, 67-71 Chatham Road, Tsimshatsui, Kowloon, HK.  (telecopier:  (852) 2367
- -----------------------------------------------------               -----------
6006      ) Attention:                        .  All notices given by telecopy
- ----------            ------------------------
or telegraph shall be promptly confirmed by letter. Any party hereto may by notice so given change its address for future notice hereunder.

          9.4  Severability.  In case any provision of this Note shall be
               ------------
invalid, illegal or unenforceable, it shall, to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable, the intent of the parties, and the validity, legality and enforceability of the remaining provisions of this Note shall not in any way be affected or impaired thereby.

          9.5  Waiver and Amendment.  Any provision of this Note may be amended,
               --------------------
waived or modified upon the written consent of the transferee, successor or assign of the Noteholder or, if such Note has been transferred by the Noteholder, the holders of at least fifty-one per cent (51%) of the aggregate principal amount of all of the Notes then outstanding.

          9.6  Lost, Stolen, Mutilated or Destroyed Note.  If this Note is
               -----------------------------------------
lost, stolen, mutilated or destroyed, the Company shall, on such terms as to indemnity or otherwise as it may reasonable impose (which shall , in the case of a mutilated Note, include the surrender and cancellation thereof), issue a new Note of like denomination and tenor as the Note so lost, stolen, mutilated or destroyed.

          7.4  Titles and Headings.  The titles and headings contained in this
               -------------------
Note are intended for reference and shall not by themselves determine the construction or interpretation of this Note.

          9.7  Entire Agreement.  This Note, the Agreement and the other
               ----------------
documents delivered pursuant hereto and thereto, constitute the full and entire understanding and agreement between the parties with respect to the subjects hereof and thereof.

     IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first written above.


                                  TAITRON COMPONENTS INCORPORATED




                                  By: [SIGNATURE APPEARS HERE]
                                      -----------------------------
                                  Its:
                                      -----------------------------